EXHIBIT 99.2
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------x
                                            :         Chapter 11
In re:                                      :         Case No. 02-16213 (ALG)
                                            :
ACTRADE CAPITAL, INC.                       :
                                            :
                                Debtor.     :
                                            :
--------------------------------------------x


                         MONTHLY OPERATING STATEMENT FOR
                  THE PERIOD AUGUST 1, 2003 TO AUGUST 31, 2003
                  --------------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16213 (ALG)


                              ACTRADE CAPITAL, INC.
================================================================================
                                     DEBTOR


                         Monthly Operating Statement For
                  The Period August 1, 2003 to August 31, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                        Monthly Disbursements:  $     1,224,000
                                                                ---------------

DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                        Monthly After Tax Income:$       35,000
                                                                 --------------

         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.



DATE:    September 15, 2003        By:  /s/ John Fioretti
                                        ---------------------------------------
                                        John Fioretti
                                        Chief Restructuring Officer
                                        Actrade Capital, Inc.


Indicate if this is an amended statement by checking here

                                        Amended Statement       [_]

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
     Cash                                                       $ 17,329
     Other current assets                                            853
                                                                --------
         Total Current Assets                                     18,182


OTHER ASSETS                                                           9
                                                                --------

TOTAL ASSETS                                                    $ 18,190
                                                                ========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
     Accounts payable                                              $ 731
     Accrued expenses                                                530
                                                                --------
         Total Current Liabilities                                 1,261
                                                                --------

DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                        48,052

LIABILITIES SUBJECT TO COMPROMISE:
     Accounts payable                                                 54
     Accrued expenses                                                 15
                                                                --------
         Total Current Liabilities Subject to Compromise              69
                                                                --------
   Total Liabilities                                              49,382
                                                                --------
STOCKHOLDERS' DEFICIT:
     Common stock                                                     --
     Additional paid in capital                                       10
     Accumulated deficit                                         (31,202)
                                                                --------

         Total Stockholders' Deficit                             (31,192)
                                                                --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                     $ 18,190
                                                                ========

                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                                                  FOR THE PERIOD
                                                                                                 DECEMBER 13, 2002
                                                                    MONTH ENDED                       THROUGH
                                                                  AUGUST 31, 2003                 AUGUST 31, 2003
                                                                  ---------------                 ---------------
Revenue - Trade acceptance drafts                                 $       --                      $   1,022

Other Income - Recovery of Bad Debt                                      454                          2,137

Operating Expenses:
     General and administrative expenses                                 181                          4,917
     Bad debt                                                             --                          1,849
     Interest expense                                                     --                             10
                                                                  ----------                       --------
Total Operating Expenses                                                 181                          6,776
                                                                  ----------                       --------

Income (Loss) before reorganization items and
  income tax benefit                                                     273                         (3,617)
                                                                  ----------                       --------

Reorganization items:
     Professional fees                                                  (500)                        (4,730)
     Interest earned on accumulated cash resulting
       from Chapter 11 proceeding                                          5                             52

                                                                        (495)                        (4,678)
                                                                  ----------                       --------
Loss before (provision for income taxes) income tax benefit             (222)                        (8,295)

Income tax benefit                                                       257                         (2,333)
                                                                  ----------                       --------

Net Income (Loss)                                                 $       35                       $(10,628)
                                                                  ==========                       ========

                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)


                                                                                                  FOR THE PERIOD
                                                                                                 DECEMBER 13, 2002
                                                                    MONTH ENDED                       THROUGH
                                                                  AUGUST 31, 2003                 AUGUST 31, 2003
                                                                  ---------------                 ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income (Loss)                                               $       35                      $ (10,630)
  Adjustments to reconcile net loss to net cash provided by
     operating activities:
         Depreciation and amortization                                    --                            626
         Recovery of bad debt                                           (454)                        (2,137)
         Bad debt                                                         --                          1,849
         Deferred income                                                  --                           (224)
         Deferred income tax asset                                        --                          9,120

Changes in operating assets and liabilities:
       Trade acceptance drafts receivable                                454                          8,485
       Other current assets                                             (258)                          (525)
       Other assets                                                        1                             --
       Accounts payable                                                 (977)                           731
       Accrued expenses                                                1,063                          2,971
       Due to parent, subsidiaries and affiliates                        565                         (1,013)
       Income taxes payable                                               --                         (6,270)
                                                                  ----------                      ---------

Net cash provided by operating activities before
   Reorganization Items                                                  429                          2,983

Operating Cash Flow from Reorganization Items -
     Bankruptcy related professional fees paid                        (1,089)                        (3,147)
                                                                  ----------                      ---------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                     (660)                          (164)
                                                                  ----------                      ---------

Net decrease in cash during the period                                  (660)                          (164)

Cash balance at beginning of period                                   17,989                         17,493
                                                                  ----------                      ---------

CASH BALANCE AT END OF PERIOD                                     $   17,329                      $  17,329
                                                                  ==========                      =========

                       See Notes to Financial Statements.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)

NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Capital, Inc. (the "Debtor"), filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the August 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The intercompany balances that are included on the accompanying financial statements under the caption of Due to Parent, Subsidiaries and Affiliates amounted to $48,052 at August 31, 2003.

NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Capital, Inc. is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. Actrade Capital, Inc. charged back to Actrade Financial Technologies Ltd. through intercompany accounts for its share of outstanding liabilities as of August 31, 2003 since Actrade Financial Technologies Ltd is legally obligated for these outstanding liabilities. Actrade Capital, Inc. paid approximately $3,147 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through August 31, 2003.

NOTE 7.  PRESS RELEASE DATED MARCH 26, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.

NOTE 8.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES
         ADDITIONAL DEVELOPMENTS

Actrade Financial Technologies, LTD ("Actrade" or the "Company") announced on June 10, 2003 that, effective immediately, Actrade and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. Actrade also announced that it will promptly seek to reduce operating expenses, while focusing

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 8.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES
         ADDITIONAL DEVELOPMENTS (Cont'd)

primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

The Company also announced that, pursuant to its previously announced plan to seek to maximize value for all of the Company's creditors and stockholders, it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of the Company. Although the Company is engaged in discussions with potential buyers, there can be no assurance that the Company will consummate a sale transaction.

NOTE 9.  REVALUATION OF DEFERRED TAX ASSET

As further discussed in notes 7 and 8 the Company has discontinued operations and is pursuing a sale of the Company. Effective in the June period, the Company determined that a valuation of the Deferred Tax Asset was necessary. As of August 31, 2003 the asset is valued at $0. The valuation allowance of $7,504 was necessary to reflect the realizable net value of taxes deferred as operations were discontinued and the asset was unrealizable.

NOTE 10. FORM 8K REPORT FILED WITH SECURITIES EXCHANGE
         COMMISSION ON AUGUST 27, 2003 (REGULATION FD
         DISCLOSURE)

Actrade Financial Technologies, LTD., (the "Company") has hired John Fioretti to serve as the Company's Chief Restructuring Officer. As previously announced the Company has ceased writing business and will shortly be conducting an auction sale of operating assets. Accordingly as the Company moves to a new phase, Mr. Fioretti will replace the Company's Chief Executive Officer, Mr. Richard McCormick, who will be leaving the company and transitioning his responsibilities to Mr. Fioretti.

NOTE 11. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
         COMMISSION ON SEPTEMBER 11, 2003 (OTHER EVENTS AND
         REGULATION FD DISCLOSURE)

On September 11, 2003, the United States Bankruptcy Court for the Southern District of New York entered an order approving the motion of Actrade Financial Technologies Ltd. and the Debtor (collectively, the "Company") under Section 363 of the U.S.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 11. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE
         COMMISSION ON SEPTEMBER 11, 2003 OTHER EVENTS AND
         REGULATION FD DISCLOSURE. (Cont'd)

Bankruptcy Code to allow the sale of certain intellectual property assets of the Company, including the Company's patent, patent applications and trademarks to The CIT Group/ Commercial Services, Inc. for $200,000.

                                                                       EXHIBIT 1



                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                 AUGUST 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                                                  TOTAL MONTHLY
                                                                                          INTERCOMPANY            DISBURSEMENTS
                                                             TOTAL MONTHLY                DISBURSEMENTS              EXCLUDING
     DEBTOR COMPANY          CASE NUMBER                     DISBURSEMENTS              INCLUDED IN TOTAL          INTERCOMAPNY
     --------------          -----------                     -------------              -----------------          ------------
Actrade Capital, Inc.        02-16213 (ALG)                  $ 1,224                    $     --                   $ 1,224
                                                             -------                    --------                   -------
                                                             $ 1,224                    $     --                   $ 1,224
                                                             =======                    ========                   =======